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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2004

VERTEX PHARMACEUTICALS INCORPORATED
(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	000-19319 (Commission File Number)	04-3039129 (IRS Employer Identification No.)

130 Waverly Street
Cambridge, Massachusetts 02139
(Address of principal executive offices) (Zip Code)

(617) 444-6100
Registrant's telephone number, including area code:

Item 5. Other Events.

        On February 3, 2004, Vertex Pharmaceuticals Incorporated issued a press release to report on an amendment to its collaboration agreement with Novartis Pharma AG directed at targets in the protein kinase gene family. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9. Regulation FD.

        On February 3, 2004, Vertex Pharmaceuticals Incorporated issued a press release to provide its full year 2004 financial guidance. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.2.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED (Registrant)
Date: February 3, 2004	/s/ IAN F. SMITH Ian F. Smith Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

        The following exhibits are filed as part of this current report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of Vertex Pharmaceuticals Incorporated dated February 3, 2004 entitled "Vertex and Novartis Amend Drug Discovery and Development Collaboration."
99.2
Press Release of Vertex Pharmaceuticals Incorporated dated February 3, 2004 entitled "Vertex Pharmaceuticals to Present at the Merrill Lynch Global Pharmaceutical, Biotechnology and Medical Device Conference."

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  Item 5. Other Events.
  Item 9. Regulation FD.
SIGNATURES
EXHIBIT INDEX